GRAPHIC GOES HERE
PRICEWATERHOUSECOOPERS
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                                             | PricewaterhouseCoopers LLP
                                             | 1901 6th Avenue, North
                                             | Suite 1600
                                             | Birmingham, AL 35203-2690
                                             | Telephone (205) 252-8400
                                             | Facsimile (205) 252-7776


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form N-4 of our report dated February 11, 1999, on our audits of the consolidated financial statements and financial statement schedules of Protective Life Insurance Company and Subsidiaries. We also consent to the inclusion of our report dated March 17, 1999 on our audit of the financial statements of the Protective Variable Annuity Separate Account. We also consent to the reference to our firm under the caption "Experts."




                                             PricewaterhouseCoopers LLP


Birmingham, Alabama
April 29, 1999


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